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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
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                        A M E R I T E C H              Doc No: 001662

            I N T E R O F F I C E   M E M O R A N D U M



                                 Date:     06-Nov-1998  06:31am CST
                                 From:     NOTEBAERT, RICHARD
                                           NOTEBAERT, RICHARD@A1

                                 Dept:
                                 Tel No:

TO:  ADDS.DISTRIBUTION              (ADDS.DISTRIBUTION@a1wi.AMERITECH.COMSMTP)

Subject:  Good Morning!



Good Morning!

Earlier this week, more than a million blue poly-wrapped packages began making their way to Ameritech shareowners around the world. More are delivered each day. And since most Ameritech employees are also shareowners, chances are good that you have one of those packages sitting on a table or countertop at home, waiting to be opened.

I encourage you to not only open it, but to read its contents carefully. And then vote. In doing so, you will exercise your rights as an Ameritech shareowner.

Thanks,

Dick